UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 28, 2022 (February 18, 2022)

byNordic Acquisition Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-41273	84-4529780
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

c/o Pir 29

Einar Hansens Esplanad 29

211 13 Malmö

Sweden

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: +46 707 29 41 00

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Units, each consisting of one share of Class A common stock, $0.0001 par value, and one half of one redeemable warrant	BYNOU	The Nasdaq Stock Market LLC

Class A common stock, $0.0001 par value	BYNO	The Nasdaq Stock Market LLC

Redeemable Warrants, each whole warrant exercisable for one share of Class A common stock at an exercise price of $11.50	BYNOW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

As previously reported on a Current Report on Form 8-K of byNordic Acquisition Corp. (the “Company”) filed on February 14, 2022, on February 11, 2022, the Company consummated its initial public offering (the “IPO”) of 15,000,000 units (the “Units”). Each Unit consists of one share of Class A common stock of the Company, par value $0.0001 per share (“Class A Common Stock”), and one-half of one redeemable warrant of the Company (the “Warrants”), with each whole Warrant entitling the holder thereof to purchase one share of Class A Common Stock for $11.50 per share. The Units were sold at a price of $10.00 per Unit, generating gross proceeds to the Company of $150,000,000. The Company had granted the underwriters in the IPO (the “Underwriters”) a 45-day option to purchase up to 2,250,000 additional Units to cover over-allotments, if any. On February 18, 2022, the Underwriters exercised the over-allotment option in full and purchased an additional 2,250,000 Units (the “Over-Allotment Units”), generating an additional $22,500,000 of gross proceeds to the Company.

As previously reported on the Current Report on Form 8-K of the Company filed on February 14, 2022, on February 11, 2022, simultaneously with the closing of the IPO, the Company completed the private sale of an aggregate of 850,000 shares of Class A Common Stock (the “Private Shares”) to Water by Nordic AB, byNordic Holdings LLC and byNordic Holdings II LLC at a purchase price of $10.00 per share, generating gross proceeds to the Company of $8,500,000. On February 18, 2022, simultaneously with the closing of the purchase of the Over-Allotment Units, the Company sold an additional 90,000 shares of Class A Common Stock (the “Over-Allotment Private Shares”) to Water by Nordic AB, byNordic Holdings LLC and byNordic Holdings II LLC in a private sale at a price of $10.00 per Over-Allotment Private Share, generating an additional $900,000 of gross proceeds.

An audited balance sheet as of February 11, 2022 reflecting receipt of the net proceeds from the IPO and the sale of the Private Shares on February 11, 2022, but not the proceeds from the sale of the Over-Allotment Units or the Over-Allotment Private Shares on February 18, 2022, had been filed on a Current Report on Form 8-K on February 23, 2022.

A copy of the press release issued by the Company announcing the exercise in full of the over-allotment option by the Underwriters is attached hereto as Exhibit 99.1.

Item 9.01. Financial Statement and Exhibits.

(d)	Exhibits

Exhibit No.	Description
99.1	Press Release, dated February 24, 2022.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

byNordic Acquisition Corporation

	By:	/s/ Michael Hermansson
		Name:	Michael Hermansson
		Title:	Chief Executive Officer

Dated: February 28, 2022

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